UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 23, 2011 (March 18, 2011)

Date of Report

(Date of earliest event reported)

First Federal Bancshares of Arkansas, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1401 Highway 62-65 North, Harrison, Arkansas	72601
(Address of principal executive offices)	(Zip Code)

(870) 741-7641

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 18, 2011, First Federal Bancshares of Arkansas, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) concerning the record date for its upcoming Special Meeting of Stockholders (the “Special Meeting”), as well as its common stock rights offering to be conducted as part of its recapitalization plan, which is more fully described in the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 28, 2011, its Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC on March 16, 2011 and its preliminary proxy statement for the Special Meeting filed with the SEC on March 16, 2011.  This Current Report on Form 8-K/A amends, updates and supersedes the disclosure provided in Item 8.01 of the Original Report.

Item 8.01.              Other Events.

As previously disclosed, on January 27, 2011, First Federal Bancshares of Arkansas, Inc. (the “Company”) and First Federal Bank (the “Bank”), the Company’s wholly-owned subsidiary, entered into an Investment Agreement (the “Investment Agreement”) with Bear State Financial Holdings, LLC (“Bear State”) which sets forth the terms and conditions for the Company’s recapitalization plan (the “Recapitalization Plan”).  The obligation of Bear State to purchase shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), pursuant to the terms of the Investment Agreement is conditioned upon, among other things, the Company receiving the approval of its stockholders to (i) amend its Articles of Incorporation, as amended, to effect a 1-for-5 reverse stock split (the “Reverse Split”) of all outstanding shares of the Company’s Common Stock and  (ii) issue more than 20% of the Company’s post-Reverse Split outstanding Common Stock in accordance with the terms of the Investment Agreement.  The stockholders of the Company will vote on the foregoing matters at a special meeting of the Company’s stockholders (the “Special Meeting”).  The  Company has currently set the record date for the Special Meeting as March 23, 2011 (the “Special Meeting Record Date”) and if you own shares of the Company’s Common Stock as of 5:00 p.m., Eastern Time, on the Special Meeting Record Date, you may vote at the Special Meeting.

Pursuant to the terms of the Investment Agreement, the Company is obligated to conduct a rights offering (the “Rights Offering”), pursuant to which stockholders who hold shares of the Company’s Common Stock on the record date for the Rights Offering will receive the right to purchase three (3) post-Reverse Split shares of the Company’s Common Stock for each one (1) post-Reverse Split share held by such stockholder at $3.00 per share (which is the equivalent of fifteen (15) pre-Reverse Split shares at $0.60 per share).  The Company has currently set the record date for the Rights Offering as March 23, 2011 (the “Rights Offering Record Date”) and if you own shares of the Company’s Common Stock as of 5:00 p.m., Eastern Time, on the Rights Offering Record Date you may participate in the Rights Offering.

If you sell shares of Common Stock that you held at 5:00 p.m., Eastern Time, on the Rights Offering Record Date subsequent to that time, you will remain eligible to participate in the Rights Offering.  However, because the Company’s ability to launch the Rights Offering is contingent upon receipt by the Company of certain requisite approvals, including stockholder and regulatory approval, and numerous other conditions required by the Investment Agreement, the Company’s Board of Directors may be required, under applicable law or otherwise, to declare a new record date for the Rights Offering (the “New Record Date”) due, among other reasons, to a delay in obtaining the foregoing approvals.  If a holder of record as of the 5:00 p.m., Eastern Time, on the Rights Offering Record Date sells all or any portion of such holder’s shares of Common Stock (and does not purchase additional shares) subsequent to that time, and the Board of Directors establishes a New Record Date, such stockholder may not be able to participate, if at all, in the Rights Offering, depending upon the number of shares of Common Stock sold by the stockholder prior to 5:00 p.m., Eastern Time, on the New Record Date.  By way of example, if a stockholder sells all of its shares of Common Stock after 5:00 p.m., Eastern Time, on the Rights Offering Record Date but prior to the 5:00 p.m., Eastern Time, on the New Record Date, and assuming that stockholder holds no shares of Common Stock at that time, the stockholder will not be eligible to participate in the Rights Offering.  Alternatively, if a stockholder sells less than all of its shares of Common Stock after 5:00 p.m., Eastern Time, on the Rights Offering Record Date but prior to the 5:00 p.m., Eastern Time, on the New Record Date, the stockholder will be eligible to participate in the Rights Offering only to the extent of its holdings at 5:00 p.m., Eastern Time, on the New Record Date.

Additional Information

The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the transactions described above (the “Proxy Statement”). The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies. The Proxy Statement will contain important information about the Company and related matters, including the current security holdings of the Company’s respective officers and directors. Security holders are urged to read the Proxy Statement carefully when it becomes available.

The written materials described above, including the Proxy Statement and other documents filed by the Company with the SEC will be available free of charge from the SEC’s website at www.sec.gov. In addition, free copies of these documents may also be obtained by directing a written request to: Tommy Richardson, Corporate Secretary, First Federal Bancshares of Arkansas, Inc., P.O. Box 550, Harrison, Arkansas 72602.

Caution about Forward-Looking Statements

Certain information contained in the above discussion may include “forward-looking statements.”  These forward-looking statements relate to the Company’s plans for raising capital and the Recapitalization Plan of which the Rights Offering is part.  There can be no assurance that the Company will be able to consummate the Recapitalization Plan and the Rights Offering and obtain the capital contemplated by the Recapitalization Plan, or that other actual results, performance or achievements of the Company will not differ materially from those expressed or implied by forward-looking statements.  Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to, the failure of the Company to timely obtain the necessary regulatory approvals that are condition to the Company’s ability to launch the Rights Offering, the  Company’s inability to complete the Recapitalization Plan and the transactions contemplated by the Investment Agreement; inability to continue as a going concern; management’s ability to effectively execute the Company’s business plan; inability to raise additional capital on acceptable terms, or at all; inability to achieve the higher minimum capital ratios that the Bank has agreed to maintain with the Office of Thrift Supervision; inability to receive dividends from the Bank and to satisfy obligations as they become due; regulatory enforcement actions to which the Company and the Bank are currently, and may in the future be, subject; costs and effects of legal and regulatory developments, and the results of regulatory examinations or reviews; changes in capital classification; the impact of current economic conditions and the Company’s results of operations on its ability to borrow additional funds to meet its liquidity needs; local, regional, national and international economic conditions and events and the impact they may have on the Company and its customers; changes in the economy affecting real estate values; inability to attract and retain deposits; changes in the level of non-performing assets and charge-offs; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in the financial performance and/or condition of the Bank’s borrowers; effect of additional provision for loan losses; long-term negative trends in the Company’s market capitalization; continued listing of the Company’s common stock on the NASDAQ Global Market; effects of any changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, cost of funds, securities market and monetary fluctuations; continued volatility in the credit and equity markets and its effect on the general economy; effect of changes in laws and regulations (including laws concerning banking, taxes and securities) with which the Company and its subsidiaries must comply; and effect of changes in accounting policies and practices.  In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.  The Company cautions that the foregoing factors are not exclusive.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST FEDERAL BANCSHARES OF ARKANSAS, INC.

	By:	/s/ Larry J. Brandt
	Name:	Larry J. Brandt

	Title:	President and Chief Executive Officer

Date: March 23, 2011